================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                BANK OF KENTUCKY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                              1065 BURLINGTON PIKE
                            FLORENCE, KENTUCKY 41042
                                 (606) 371-2340

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the Annual Meeting of Stockholders of The Bank of Kentucky Financial Corporation ("BKFC") will be held at the Triple Crown Country Club, One Triple Crown Boulevard, Union, Boone County, Kentucky 41091, on April 17, 1998, at 5:00 p.m. (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

           (i)   To reelect three directors of BKFC for terms expiring in 2001;

           (ii) To ratify the selection of Crowe, Chizek and Company as the auditors of BKFC for the current fiscal year; and

           (iii) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of BKFC of record at the close of business on March 9, 1998, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          Rodney S. Cain, Secretary



Florence, Kentucky
March 31, 1998

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                              1065 BURLINGTON PIKE
                            FLORENCE, KENTUCKY 41042
                                (606) 371-2340

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of The Bank of Kentucky Financial Corporation, a Kentucky corporation ("BKFC"), for use at the 1998 Annual Meeting of Stockholders of BKFC to be held at the Triple Crown Country Club, One Triple Crown Boulevard, Union, Boone County, Kentucky 41091, on April 17, 1998, at 5:00 p.m., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a stockholder before exercise by executing a later-dated Proxy or by giving notice of revocation to BKFC in writing or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of Rodney S. Cain, Ruth Seligman-Doering and R. C. Durr as directors of BKFC for terms expiring in 2001; and

         FOR the ratification of the selection of Crowe, Chizek and Company ("Crowe Chizek") as the auditors of BKFC for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of BKFC in person or by telephone, telecopy, telegraph or mail. The cost of soliciting proxies will be borne by BKFC.

         Only stockholders of record as of the close of business on March 9, 1998 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each common share of BKFC ("Share") owned. BKFC's records disclose that, as of the Voting Record Date, there were 1,753,967 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to stockholders of BKFC on or about March 31, 1998.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected for terms expiring in 2001. Stockholders may cumulate votes in the election of directors. Such cumulative voting enables a stockholder to cast the number of votes such stockholder is entitled to cast times the number of directors to be elected for any one nominee or to distribute such votes among two or more nominees.

         The three nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the auditors of BKFC for the current fiscal year. The effect of an abstention is the same as an "against" vote. If a shareholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted on the ratification of the selection of Crowe Chizek as the auditors by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the ratification of the selection of Crowe Chizek as the auditors.

              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to BKFC to own beneficially more than five percent of the Shares as of March 1, 1998:

                                         Amount and Nature                Percentage of
Name and Address(1)                 of Beneficial Ownership(2)         Shares Outstanding
-------------------                 --------------------------         ------------------
Rodney S. Cain and
   Jacqueline M. Cain                       312,071 (3)                     17.79%

R. C. Durr and
   R. C. Durr Company, Inc.                 313,258 (4)                     17.85
-------------

(1) Mr. and Mrs. Cain, Mr. Durr and R. C. Durr Company, Inc., through Mr. Durr, its sole stockholder, may be contacted in care of BKFC at 1065 Burlington Pike, Florence, Kentucky 41042.

(2) A person is the beneficial owner of Shares if such person, directly or indirectly, has sole or shared voting or investment power over such Shares or has the right to acquire such voting or investment power within 60 days. All Shares are owned with sole voting and investment power by each person listed, unless otherwise indicated by footnote.

(3)      Includes 310,899 Shares held jointly by Mr. and Mrs. Cain.

(4) Includes 210,558 Shares owned by R. C. Durr Company, Inc. and 500 Shares subject to an option. Mr. Durr is the sole stockholder of R. C. Durr Company, Inc.

         The following table sets forth certain information with respect to the number of Shares beneficially owned by each director of BKFC and by all directors and executive officers of BKFC as a group as of March 1, 1998:

                                               Amount and Nature of           Percent of Common
Name and Address(1)                           Beneficial Ownership(2)         Shares Outstanding
-------------------                           -----------------------         ------------------
Rodney S. Cain                                        312,071(3)                     17.79%
Ruth Seligman-Doering                                  34,220                         1.95
R. C. Durr                                            313,258(4)                     17.85
John J. Flesch                                         13,385                         0.76
Thomas L. Franxman                                     13,367(5)                      0.76
Harry J. Humpert                                       12,806(6)                      0.73
David E. Meyer                                         21,914                         1.25
Dr. John E. Miracle                                    23,732(7)                      1.35
Mary Sue Rudicill                                      21,866(8)                      1.25
Robert B. Sathe                                        34,220                         1.95
William E. Snyder                                      13,373                         0.76
Herbert H. Works                                        6,862                         0.39
Robert W. Zapp                                         53,042(9)                      3.02

All directors and executive officers of               874,116                        49.77
    BKFC as a group (13 persons)

------------

(1) Each of the persons listed in this table may be contacted at the address of BKFC, 1065 Burlington Pike, Florence, Kentucky 41042.

(2) A person is the beneficial owner of Shares if such person, directly or indirectly, has sole or shared voting or investment power over such Shares or has the right to acquire such voting or investment power within 60 days. All Shares are owned with sole voting or investment power by each person listed, unless otherwise indicated by footnote. For directors Seligman-Doering, Durr, Franxman, Rudicill and Snyder, the number includes 500 Shares that may be acquired upon the exercise of an option.

(3)      Includes 310,899 Shares owned jointly by Mr. Cain and his wife.

(4) Includes 210,558 Shares owned by R. C. Durr Company, Inc., of which Mr. Durr is the sole stockholder.

(5)      Includes 4,596 shares owned by Mr. Franxman's wife.

(6) Includes 4,596 Shares owned by Mr. Humpert's wife and 1,143 shares owned by his daughter.

(7)      Includes 16,158 Shares owned jointly by Dr. Miracle and his wife.

(8) Includes 4,500 Shares owned by Belleview Sand and Gravel, Inc., of which Ms. Rudicill is Chairman and which is owned by Ms. Rudicill and her husband.

(9) Includes 5,030 Shares owned jointly by Mr. Zapp and his wife, 1,800 Shares held by Mr. Zapp's wife as custodian for Mr. Zapp's three children and 4,212 shares owned by his wife.

                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS

         The Amended Articles of Incorporation and By-Laws of BKFC provide for a Board of Directors consisting of not less than nine directors and not more than fifteen directors, divided into three classes. The Board of Directors of BKFC currently consists of thirteen directors, all of whom were elected at the 1996 Annual Meeting of BKFC Stockholders. Only three of the five directors whose terms expire in 1998 have been nominated for reelection as directors of BKFC. Each of such three directors will be elected for a three-year term. In accordance with BKFC's By-Laws, any vacancy on the Board of Directors may be filled by the Board of Directors for the remainder of the full term of the directorship. The Board of Directors currently has no plans with respect to filling the two vacancies that will remain in the class of directors whose terms expire in 2001. Each of the directors of BKFC is also a director of The Bank of Kentucky, Inc. (the "Bank"), BKFC's only subsidiary.

         The entire Board of Directors of BKFC acts as a Nominating Committee for selecting nominees for election as directors. In accordance with Section 3.3 of the By-Laws of BKFC, nominees for election as directors may be proposed only by the directors or by a stockholder entitled to vote for directors if such stockholder has submitted a written nomination to the Secretary of BKFC by the later of the November 30th immediately preceding the annual meeting of stockholders or the sixtieth day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors (unless the annual meeting is not held on or before the thirty-first day following such anniversary, in which case such written notice must be submitted no later than the close of business on the seventh day following the day on which the notice of the annual meeting is mailed to stockholders). Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares owned either beneficially or of record by each such nominee and the length of time such Shares have been so owned.

         If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve if elected. Stockholders may cumulate votes in the election of directors.

         The Board of Directors proposes the reelection of the following directors for terms expiring in 2001:

                                                              Term      Director of   Director of the
  Name                     Age(1)     Position(s) Held      Expires     BKFC Since     Bank Since (2)
  ----                     ---        ----------------      -------     ----------     ----------
  Rodney S. Cain             59    Secretary and Director     2001         1994             1990
  Ruth Seligman-Doering      57           Director            2001         1994             1990
  R. C. Durr                 78    Chairman and Director      2001         1994             1990

-----------

(1)      As of March 1, 1998.

(2)      BKFC acquired the Bank in 1995.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                               Term      Director of    Director of the    Became Director
  Name                     Age(1)      Position(s) Held       Expires    BKFC Since      Bank Since (2)    of Burnett (3)
  ----                     ---         ----------------       -------    ----------      ----------        ----------
  David E. Meyer             63            Director            1999         1994              1991               -
  Dr. John E. Miracle        55            Director            1999         1994              1991               -
  Mary Sue Rudicill          54            Director            1999         1994              1991               -
  William E. Snyder          51            Director            1999         1995              1995            1990
  Harry J. Humpert           72            Director            2000         1995              1995            1946
  Robert B. Sathe            51            Director            2000         1994              1990               -
  Herbert H. Works           69            Director            2000         1994              1992               -
  Robert W. Zapp             46            Director            2000         1994              1990            1995

--------

(1)      As of March 1, 1997.

(2)      BKFC acquired the Bank in 1995.

(3) BKFC acquired Burnett Federal Savings Bank ("Burnett") and caused it to be merged into the Bank in 1995.

         Rodney S. Cain was a director of Fifth Third Bank of Boone County, formerly Boone State Bank, from 1977 until January 1990. Mr. Cain has served as the Secretary of the Bank since 1990 and of BKFC since 1994. Mr. Cain is also the Chairman and CEO of Wiseway Supply and has served in that capacity since 1972. Since 1996, Mr. Cain has been Secretary of the Workforce Development Cabinet for the State of Kentucky.

         Ruth M. Seligman-Doering has been the President and the CEO of Charles Seligman Distributing Company, Inc., for the past fourteen years.

         R. C. Durr was one of the founders of Boone State Bank. From the time Boone State Bank was organized in 1971 until Boone State Bank was acquired by Fifth Third Bank in 1985, Mr. Durr was active in the day-to-day management of the activities of the institution. After such acquisition, Mr. Durr served as the Chairman of the Board of Fifth Third Bank of Boone County, the successor to Boone State Bank, until he resigned in order to participate in the organization of the Bank. Mr. Durr has served as the Chairman of the Board of Directors of the Bank since 1990 and of BKFC since 1994.

         David E. Meyer is the President of Wolfpen Associates, a commercial real estate firm; the managing partner of two commercial real estate investment firms, Meyer Realty and Florence Commercial; the President of Fuller Square Corporation, which owns the property on which Florence Commercial's building is located; and the retired President of H. Meyer Dairy Company. Mr. Meyer served as a director of Fifth Third Bank, Northern Kentucky, from 1981 through January 1991.

         John E. Miracle, D.M.D., is a dentist and has been associated with General Family Dentistry in Northern Kentucky for 22 years.

         Mary Sue Rudicill has been the Chairman of Belleview Sand and Gravel, Inc., and Gravelview Trucking Company for fifteen years. Ms. Rudicill is a director of Farmer's Mutual Life Insurance Company and was formerly a director of Fifth Third Bank of Boone County.

         William E. Snyder has been the Vice President and General Manager of Freightliner Trucks of Cincinnati Incorporated since July 1997. From December 1996 to July 1997, Mr. Snyder was the Manager of Wholesale Operations of Bob Sumerel Tire Co. Prior to such time, Mr. Snyder was the Vice President of Freightliner of Cincinnati, Inc., a company which operates a truck dealership located in Northern Kentucky, for ten years. Mr. Snyder also served as the Treasurer of Burnett from 1990 to 1995.

         Harry J. Humpert is the President of Humpert Enterprises, Inc., a company which operates Klingenberg's Hardware and Paint in Covington, Kentucky. Mr. Humpert became Chairman of the Board of Directors of Burnett in 1990.

         Robert B. Sathe has been a Regional Vice-President of CIGNA Financial Advisors, Inc., for the last seventeen years.

         Herbert H. Works has been the President of Boone-Kenton Lumber for 34 years. Mr. Works served on the Board of Directors of Fifth Third Bank of Boone County from 1980 until 1991, when he resigned in order to serve as a director of the Bank.

         Robert W. Zapp is the President and the Chief Executive Officer of the Bank and BKFC. From June 1988 until January 1990, Mr. Zapp was the President of Fifth Third Bank of Kenton County, formerly Security Bank. Mr. Zapp resigned as President of such institution in order to participate in the organization of the Bank. From January 1982 until June 1988, Mr. Zapp was the Executive Vice President and the Senior Loan Officer of Fifth Third Bank of Boone County. Mr. Zapp is also a member of the Board of Directors of Woodspoint Nursing Home.

MEETINGS OF DIRECTORS

         The Board of Directors of BKFC met nine times for regularly scheduled and special meetings during the fiscal year ended December 31, 1997. Each director attended at least 75% of the aggregate of such meetings held during his or her service as a director, except Dr. Miracle.

         The Board of Directors of the Bank met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1997.

COMMITTEES OF DIRECTORS

         The Board of Directors of BKFC has no standing committees. Nominations for election to the Board of Directors are determined by the entire Board of Directors. See "Election of Directors."

         The Board of Directors of the Bank has several committees, including an Audit Committee.

         The Audit Committee's functions are to develop and ensure compliance with an audit policy and to ensure that an independent audit is performed annually. The members of the Audit Committee are Messrs. Flesh, Humpert and Meyer and Ms. Rudicill, and the Committee met twice in 1997.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of BKFC:

Name                          Position(s) Held
----                          ----------------

R. C. Durr                    Chairman of the Board
Robert W. Zapp                President and Chief Executive Officer
Rodney S. Cain                Secretary
John J. Flesch                Treasurer

         For ages of and biographical information regarding each of these executive officers, except Mr. Flesch, see "BOARD OF DIRECTORS - Election of Directors."

         John J. Flesch is a retired insurance claims superintendent, having served State Farm Insurance Company in such capacity from 1962 through 1990. Mr. Flesch served as Vice President of Burnett from 1990 until 1995 and has served as Treasurer of BKFC since 1995. He is also a director of the Mother of God Cemetery Association, Inc.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         BKFC does not pay any compensation to its executive officers. Executive officers of the Bank are compensated by the Bank for services rendered to the Bank. Except for the President of the Bank, directors and executive officers receive compensation as set forth below under "director compensation". The following table sets forth certain information with respect to compensation paid to the President of the Bank.

                           Summary Compensation Table

---------------------------------------------------------------------------------------------------------
                                                        Annual Compensation (1)          All Other
                                                                                       Compensation
Name and Principal Position              Year          Salary($)        Bonus($)            ($)
---------------------------------------------------------------------------------------------------------
Robert W. Zapp, President                1997            $132,211        $70,000         $16,449(2)
                                         1996            $125,000        $50,000         $17,711(3)
                                         1995            $118,000        $21,200         $14,124(3)


------------------

(1) Does not include amounts attributable to other miscellaneous benefits. The cost to BKFC of providing such benefits to Mr. Zapp was less than 10% of his cash compensation.

(2) Consists of a contribution of $14,461 to the Bank's Profit Sharing Plan for Mr. Zapp's account and a matching contribution to Mr. Zapp's 401(k) plan account of $1,988.

(3) Consists of contributions to the Bank's Profit Sharing Plan for Mr. Zapp's account.

DIRECTOR COMPENSATION

         BKFC and the Bank do not pay directors fees. Each director of the Bank, except Mr. Zapp, received a $500 payment in December 1997 and an option to purchase 500 Shares in June 1997.

STOCK OPTION PLAN

         At the 1997 Annual Meeting of Stockholders of BKFC, the stockholders approved The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"). The Board of Directors of BKFC reserved 360,000 Shares for issuance by BKFC upon the exercise of options granted to certain directors, officers and employees of BKFC and the Bank from time to time under the Stock Option Plan. Options to purchase 500 Shares were awarded in 1997 pursuant to the Stock Option Plan to each of the non-employee directors.

         The committee that administers the Stock Option Plan (the "Stock Option Committee") may grant options under the Stock Option Plan at such times as they deem most beneficial to BKFC on the basis of the individual participant's position, duties and responsibilities, the value of the individual's services to BKFC and any other factor the Stock Option Committee deems relevant. Options granted under the Stock Option Plan to employees may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which, if certain conditions are met, permit the optionees to delay the recognition of federal taxable income on the shares received upon the exercise of the options. Options granted under the Stock Option Plan to directors and officers who are not employees of BKFC or the Bank will not qualify under the Code and thus will not be ISOs ("Non-qualified Stock Options").

         The option exercise price for options granted to employees will be determined by the Stock Option Committee at the time of the grant, but must not be less than 100% of the fair market value of the Shares on the date of the grant. The exercise price for options granted to non-employee directors and non-employee officers shall be the fair market value of the Shares on the date of the grant. The term of each option will be fixed by the Stock Option Committee although no ISO will be exercisable after the expiration of ten years from the date of grant. However, if an ISO is granted to a participant who owns more than 10% of BKFC's outstanding Shares at the time the ISO is granted, the exercise price of the ISO may not be less than 110% of the fair market value of the Shares on the date of the grant and the ISO shall not be exercisable after the expiration of five years from the date of the grant.

         An option may not be transferred or assigned other than by will or in accordance with the laws of descent and distribution. If a participant is "terminated for cause," as defined in the Stock Option Plan, any option which has not been exercised shall terminate as of the date of such termination for cause.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank has extended loans to certain of its and BKFC's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

         The Bank has a lease agreement for office premises located at 1065 Burlington Pike with Mr. Durr, R. C. Durr Company, Inc., and Mr. Cain's sons, John S. Cain, Rodney C. Cain and David Alfred Cain, each of whom is a lessor under the lease agreement. The annual rental expense under this lease was $178,170, $176,820 and $161,972 for the years ended December 31, 1997, 1996 and
1995, respectively. The lease has an initial term of 15 years expiring in 2006 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Weaver Road in Boone County, Kentucky, with Ms. Seligman-Doering and Mr. Sathe as lessors under the lease agreement. Total rental expense under this lease was $64,885 for the year ended December 31, 1997, and $58,987 for each of the years ended December 31, 1996 and 1995. The lease has an initial term of 15 years expiring in 2007 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Kentucky Highway 18 in Boone County, Kentucky, with William R. Rudicill, the husband of Ms. Rudicill. Total rental expense under this lease was $10,051 for each of the years ended December 31, 1997, 1996 and 1995. The lease has an initial term of 15 years expiring in 2008 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Houston Road in Boone County, Kentucky, with Dr. Miracle, Geraldine G. Miracle, Jennifer
A. Meyer, Maria A. Meyer, Leila L. Meyer, Herbert E. Works, Mark T. Wilson, Nicolette Wilson, Bryan E. Wilson and Josephina Wilson, each of whom is a lessor under the lease agreement. Geraldine Miracle is Dr. Miracle's spouse. Jennifer Meyer, Maria Meyer and Leila Meyer are daughters-in-law of Mr. Meyer. Herbert E. Works is the son of Mr. Works. Mark Wilson, Nicolette Wilson, Bryson Wilson and Josephina Wilson are Mr. Works' wife's sons and their wives. The annual rental expense under this lease was $73,467 for each of the years ended December 31, 1997, 1996 and 1995, respectively. The lease has an initial term of 15 years expiring in 2009 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has an oral month-to-month lease agreement for office premises located at 12020 Madison Pike in Nicholson, Kentucky, with Nicholson Properties LLC. R. C. Durr owns 50% of Nicholson Properties LLC. The annual rental expense under this agreement is $24,000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, BKFC's directors and executive officers and persons holding more than ten percent of the common shares of BKFC are required to report their ownership of common shares and changes in such ownership to the Securities and Exchange Commission (the "SEC") and BKFC. The SEC has established specific due dates for such reports. Based upon a review of such reports, BKFC must disclose any failures to file such reports timely in proxy statements used in connection with annual meetings of shareholders. BKFC is not aware of any failures to file such reports timely in 1997.

                              SELECTION OF AUDITORS

         The Board of Directors has selected Crowe Chizek as the auditors of BKFC and its subsidiaries for the current fiscal year and recommends that the stockholders ratify the selection. Crowe Chizek has been the auditor of BKFC since 1995. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the votes cast is necessary to ratify the selection of Crowe Chizek as the auditors of BKFC for the current fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CROWE CHIZEK AS THE AUDITORS FOR THE CURRENT FISCAL YEAR.

                 PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

         Except for nominations for directors, as explained herein at "BOARD OF DIRECTORS - Election of Directors," any proposals of security holders intended to be included in BKFC's proxy statement for the 1999 annual meeting of stockholders should be sent to BKFC by certified mail and must be received by BKFC not later than December 1, 1998.

         Management knows of no other business that may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                            By Order of the Board of Directors


Florence, Kentucky                          Rodney S. Cain, Secretary
March 31, 1998

                                 REVOCABLE PROXY
                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 17,1998

         The undersigned hereby appoints R. C. Durr and Rodney Cain, or either of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of Common Stock of The Bank of Kentucky Financial Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held April 17, 1998 at Triple Crown Country Club, One Triple Crown Boulevard, Union, Boone County, Kentucky, 41091, and at any and all adjournments thereof, as follows:


I.  The election of the following directors:
    ___  FOR nominees listed below (except as otherwise indicated)       _____  WITHHOLD authority to vote for nominees listed below

    For a term expiring in 2001:  Rodney S. Cain, Ruth Seligman-Doering, R.C. Durr

    Instructions:

    1. To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below:

       -------------------------------------------------------------------------------------------------------

    2. If you wish to vote cumulatively, indicate below how you want your votes allocated among the nominees.

       --------------------------------------------------------------------------------------------------------

II. The ratification of the appointment of Crowe, Chizek                                      FOR       AGAINST       ABSTAIN
    and Company as independent auditors of the Company
    for the year ended December 31, 1998.                                                    [    ]     [     ]       [     ]


    In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED AND "FOR" THE PROPOSAL LISTED.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED AND FOR THE PROPOSAL LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Annual Meeting or gives written notice of revocation or submits a later-dated proxy received by the Company before the Meeting. The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 31, 1998, and a copy of the 1997 Annual Report to Stockholders.


                                             -----------------------------------
                                             SIGNATURE OF STOCKHOLDER    Date


                                             -----------------------------------
                                             SIGNATURE OF STOCKHOLDER    Date

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one holder's signature is required.

     PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.